UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2009

Univest Corporation of Pennsylvania
 (Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 721-2400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

UNIVEST CORPORATION OF PENNSYLVANIA
CURRENT REPORT ON FORM 8-K

Item 8.01 Other Events

On August 12, 2009, Univest Corporation of Pennsylvania issued a press release announcing that it raised approximately $59.0 million through its previously announced public offering by issuing 3,392,500 shares of common stock, including 442,500 shares pursuant to the underwriters’ over-allotment option.

The preceding is qualified in its entirety by reference to the press release dated August 12, 2009, attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The shares were issued pursuant to a prospectus supplement filed as part of a shelf registration statement previously filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
No.	Description

99.1	Press release dated August 12, 2009.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVEST CORPORATION OF PENNSYLVANIA
(Registrant)

/s/ Jeffrey M. Schweitzer
Jeffrey M. Schweitzer
Executive Vice President and
Chief Financial Officer

Date: August 13, 2009

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release dated August 12, 2009.